UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  ___)
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☐	Soliciting Material Pursuant to §240.14a-12

INTELLIGENT SYSTEMS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 26, 2011
VOTING
PROPOSAL 1 — THE ELECTION OF ONE DIRECTOR
PROPOSAL 2 — INCREASE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE TO INDIVIDUAL PARTICIPANTS UNDER THE INTELLIGENT SYSTEMS CORPORATION 2003 STOCK INCENTIVE PLAN
PROPOSAL 3 — APPROVAL OF THE INTELLIGENT SYSTEMS CORPORATION 2011 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN
CODE OF ETHICS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDERS’ PROPOSALS FOR ANNUAL MEETING IN 2012
OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
ADDITIONAL INFORMATION
IMPORTANT NOTICE CONCERNING THE AVAILABLITY OF PROXY MATERIALS

4355 Shackleford Road
Norcross, Georgia 30093
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
YOU ARE INVITED TO attend the Annual Meeting of Shareholders of Intelligent Systems Corporation on Thursday, May 26, 2011 at 4:00 p.m., local time, at our corporate offices located at 4355 Shackleford Road, Norcross, Georgia 30093. At the Annual Meeting, shareholders will consider and vote on:
1.	The election of one director to the Board of Directors to serve until the 2014 Annual Meeting;

2.	A proposal to increase the maximum number of shares available for issuance to individual participants under the Intelligent Systems Corporation 2003 Stock Incentive Plan;

3.	A proposal to approve the Intelligent Systems Corporation 2011 Non-Employee Directors’ Stock Option Plan; and

4.	Other matters that may properly come before the meeting or any adjournment thereof.
Only shareholders of record at the close of business on Friday, April 8, 2011 will receive notice of and be entitled to vote at the meeting or any adjournment thereof.
A Proxy Statement and a proxy solicited by the Board of Directors are enclosed with this mailing. To ensure a quorum for the meeting and that your vote may be recorded, please sign, date and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may revoke your proxy and vote in person. Our 2010 Annual Report to Shareholders is enclosed in the same document as the Proxy Statement.

By order of the Board of Directors,

Bonnie L. Herron
Secretary
April __, 2011
Please complete and return the enclosed proxy promptly so that your vote may be recorded.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 26, 2011
We are sending this Proxy Statement to the shareholders of Intelligent Systems Corporation (the “company”) in connection with the solicitation of proxies by the Board of Directors to be voted at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Intelligent Systems Corporation and any adjournment thereof. The Annual Meeting will be held on May 26, 2011 at our corporate offices located at 4355 Shackleford Road, Norcross, Georgia 30093 at 4:00 p.m. local time. We expect to first mail this Proxy Statement and the accompanying proxy to shareholders on or about April 15, 2011.
VOTING
General
The securities that can be voted at the Annual Meeting consist of common stock of Intelligent Systems Corporation, $.01 par value per share. Each share entitles its owner to one vote on each matter submitted to the shareholders. There are no cumulative voting rights. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on April 8, 2011. On that date, we had outstanding and entitled to vote 8,958,025 shares of common stock with each share entitled to one vote.
Quorum
A majority of the outstanding shares of our common stock must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. We will treat shares that are withheld or abstain from voting as present at the Annual Meeting for purposes of determining a quorum. If your shares are held by a broker, bank, custodian, nominee or other record holder of our common stock and you fail to instruct such record holder how to vote your shares with respect to the director election, your shares will not be counted as present in determining whether we have a quorum.
Proxies
At the Annual Meeting, the persons named as proxies will vote all properly executed proxy cards delivered in connection with this solicitation and not revoked in accordance with the directions given. Shareholders should specify their choices with regard to each proposal to be voted upon on the accompanying proxy card. If no specific instructions are given with regard to a proposal to be voted upon, then the shares represented by a signed proxy card will be voted “FOR” such proposal. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.
Some of our shareholders hold their shares through a broker, bank, custodian or other nominee, rather than directly in their own name. This is commonly referred to as holding shares in “street name.” If you hold shares in street name, these proxy materials are being forwarded to you by your broker, bank, custodian or other nominee, which is considered, with respect to such shares, to be the shareholder of record. As the beneficial owner of shares held in street name, you have the right to direct the nominee how such shares should be voted. You also have the right to attend the Annual Meeting. However, since you are not the shareholder of record, you must first obtain a signed proxy from the shareholder of record giving you the right to vote the shares at the Annual Meeting. Your broker, bank, custodian or other nominee has enclosed or provided you a voting instruction card for you to use in directing the nominee how to vote your shares or obtain a proxy from the nominee.
You may revoke your proxy card in connection with this solicitation at any time prior to voting at the Annual Meeting by:
•	giving written notice to the Secretary of the company at 4355 Shackleford Road, Norcross, Georgia 30093, for shareholders of record, or

•	executing and delivering to the Secretary a later dated proxy, or

•	voting in person at the Annual Meeting.
You cannot revoke your proxy or voting instructions as to any matter upon which, prior to such revocation, a vote has been cast in accordance with the authority conferred by such proxy or voting instructions.

We will pay all expenses incurred in connection with the solicitation of proxies. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. We may solicit proxies by mail, telephone and personal contact by directors, officers, and employees of the company without additional compensation.
Dissenters’ Rights of Appraisal
There are no dissenter’s rights of appraisal with respect to the matters being acted upon at the Annual Meeting.
Security Ownership of Certain Beneficial Owners and Management
The following table contains information concerning the only persons who are known to us to be beneficial owners of more than 5 percent of our common stock as of February 28, 2011, and the ownership of our common stock as of that date by each director, each executive officer named in the Summary Compensation Table and by all directors and officers as a group. There are no arrangements which may result in change of control of the company.

		Shares	Percent
Beneficial Owner	Address	Beneficially Owned [a,e]	of Class [a]

J. Leland Strange [b]	4355 Shackleford Road	2,042,800	22.69%
Chairman of the Board, President, CEO	Norcross, GA 30093

Wallace R. Weitz & Company [c]	1125 South 103rd St., Suite 600	2,270,000	25.34%
	Omaha, NE 68124

Clifford N. Burnstein [d]	729 7th Avenue	835,445	9.33%
	New York, NY 10019

James V. Napier, Director		63,300	*

John B. Peatman, Director		31,280	*

Parker H. Petit, Director		77,315	*

Francis A. Marks, Vice President		193,227	2.16%

Bonnie L. Herron		126,825	1.41%
Vice President, Chief Financial Officer and Corporate Secretary

All Directors and Executive Officers as a Group (7 persons)		2,679,239	29.35%

a.
Except as otherwise noted, beneficial ownership is determined on the basis of 8,958,028 shares of common stock issued and outstanding plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended. Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), a person is deemed to beneficially own shares of the company’s common stock if that person has or shares “voting power”, which includes the power to vote or to direct the voting of a security, or “investment power”, which includes the power to dispose of or to direct the disposition of a security. An asterisk indicates beneficial ownership of less than 1 percent.

b.	Includes 293,906 shares owned by Jane H. Strange, Mr. Strange’s wife. Mr. Strange disclaims any beneficial interest in the shares.

c.
Based on information set forth in a Schedule 13G filed on January 28, 2011, in which Wallace R. Weitz and Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, reported beneficial ownership of 2,270,000 shares of common stock, of which Wallace R. Weitz and Company has the sole power to vote and to dispose.

d.
Based on information set forth in a Schedule 13D filed on August 3, 2009, in which Clifford N. Burnstein, an individual, reported beneficial ownership of 835,445 shares of common stock, of which Clifford N. Burnstein has the sole power to vote and to dispose.

e.
Includes 170,000 shares reserved for issuance to officers and directors pursuant to stock options that were exercisable at February 28, 2011 or within sixty days of such date which are deemed beneficially owned by such person pursuant to Rule 13d-3(d)(1) of the Exchange Act. The amounts reported above for Messrs. Napier, Peatman and Petit include 30,000 shares each for shares underlying stock options exercisable at February 28, 2011 or within sixty days of such date. The amounts reported above for Mr. Strange and Ms. Herron include 45,000 and 35,000 shares, respectively, for shares underlying stock options exercisable at February 28, 2011 or within sixty days of such date.

PROPOSAL 1 — THE ELECTION OF ONE DIRECTOR
Nominee
At the Annual Meeting of Shareholders, shareholders will elect one director to the Board to serve a three-year term until the 2014 Annual Meeting of Shareholders. The other directors’ terms expire at the Annual Meeting of Shareholders listed in the following table for each category of directors, or upon their earlier death, resignation or removal from office. Directors are elected by a plurality of the shares present and voting at the meeting. A “plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Therefore, shares that are withheld or abstain from voting and broker non-votes will have no effect on the outcome of the vote. Unless contrary instructions are given, the persons named as proxies will vote the shares represented by a signed proxy card “FOR” the nominee.
If the nominee withdraws for any reason or is not able to serve as a director, the proxy will be voted for another person designated by the Board as substitute nominee, but in no event will the proxy be voted for more than one nominee. The Board has no reason to believe that the nominee will not serve if elected.
The Board has nominated the person named in the following table to serve as director of the company. The nominee is currently a director of the company. The nominee and other directors gave us the following information concerning their current age, other directorships, positions with the company, principal employment and shares of our common stock beneficially owned as of February 28, 2011.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1 TO ELECT ONE NOMINEE LISTED BELOW AS A DIRECTOR OF THE COMPANY.

			Shares of Common Stock
			Beneficially Owned
Name	Age	Position / Principal Occupation	(Percent of Class)

Nominee for election to serve until the 2014 Annual Meeting

Parker H. Petit 1 & 2	71	Director, CEO of MiMedx Group	77,315		*
		and President of The Petit Group

Incumbent director elected to serve until the 2013 Annual Meeting

John B. Peatman 1 & 2	76	Director, Retired Professor of	31,280		*
		Electrical Engineering at
		Georgia Institute of
		Technology

Incumbent directors elected to serve until the 2012 Annual Meeting

James V. Napier 1 & 2	74	Director, Retired, former	63,300		*
		Chairman of the Board of
		Scientific Atlanta

J. Leland Strange	69	Director, Chairman of the	2,042,800	[3]	22.69%
		Board, President and Chief
		Executive Officer
*	Less than one percent; share amount includes 30,000 shares pursuant to stock options exercisable at February 28, 2011 or within sixty days of such date.

1.	Audit Committee

2.	Compensation Committee

3.
Includes 293,906 shares owned by Jane H. Strange, Mr. Strange’s wife. Mr. Strange disclaims any beneficial interest in the shares. Also includes 45,000 options that were exercisable at February 28, 2011 or within 60 days of such date.

Mr. Napier has served as a director since 1982. Mr. Napier served as Chairman of the Board of Scientific-Atlanta, Inc., a firm involved in cable television electronics and satellite-based communication networks, from 1993 until his retirement in November 2000. He serves as a director of Vulcan Materials Company and Wabtec Corporation. Within the past five years, Mr. Napier has also served as a director of McKesson Corporation, Engelhard Corporation and Personnel Group of America, Inc. The Board considered Mr. Napier’s extensive experience as an executive and member of the board of directors of a wide variety of publicly traded companies, his experience as chair of the audit committees of other public companies, and his familiarity with the company since 1982 in determining that he should serve as a director of the company. The Board has determined that Mr. Napier is an independent director under the applicable rules of the NYSE Amex.
Dr. Peatman has served as a director since 1979 and has been a Professor of Electrical Engineering at the Georgia Institute of Technology from 1964 until his retirement in 2009. The Board considered Dr. Peatman’s technology experience and familiarity with the company since 1979 in determining that he should serve as a director of the company. The Board has determined that Dr. Peatman is an independent director under the applicable rules of the NYSE Amex.
Mr. Petit has served as a director since 1996. Mr. Petit is the Chairman, President and CEO of MiMedx Group, an integrated developer, manufacturer and marketer of bio-material based products. Mr. Petit is also the President of The Petit Group, a private investment company. Mr. Petit served as Chairman of the Board and Chief Executive Officer of Matria Healthcare, Inc., a comprehensive disease management services company from 1996 to 2008. He also served as a director of Logility, Inc. within the past five years. The Board considered Mr. Petit’s extensive experience as a successful entrepreneur and as an executive and member of the board of directors of several publicly traded technology and healthcare companies, as well as his familiarity with the company since 1996 in determining that he should serve as a director of the company. The Board has determined that Mr. Petit is an independent director under the applicable rules of the NYSE Amex.
Mr. Strange has served as our President since 1983 and our Chief Executive Officer and Chairman of the Board since 1985. The Board considered Mr. Strange’s many years of experience as the company’s CEO, his familiarity with the industries and customers which our operating companies serve, and his past experience on several boards of directors and audit and compensation committees of other publicly traded companies in determining that he should serve as a director of the company.
There are no family relationships among any of the company’s directors and executive officers.
There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to an evaluation of the ability and integrity of any director, executive officer or control person of the company during the past ten years. There are no proceedings to which any director, officer, affiliate, any owner of record or beneficially of more than 5 percent of our common stock, or any security holder of the company is an adverse party to the company or has a material interest adverse to the company.
Three of the four directors and all of the members of the Audit Committee are independent, as such term is defined in the listing standards of the NYSE Amex and the rules of the SEC. The Audit Committee meets the composition requirements of NYSE Amex’s listing standards for Small Business Issuers (as defined by the rules of NYSE Amex).
Board Leadership Structure and Role in Risk Oversight
The Chief Executive Officer serves as Chairman of the Board of Directors of the company. Given the small size and limited geographic and industry scope of the company’s operations, the company believes that the leadership structure of the board, consisting of four directors of which three are independent, is appropriate. There is no lead independent director because there has been no need for such a role based on the continuity resulting from the long tenure of the members of the directors and the small size of the board. Given the character, size and limited scope of the company’s operations and the stability and long tenure of its workforce and management team, there is limited exposure to external risks other than general business, product and market risks. The company has limited, if any, exposure related to financial instruments, environmental issues, off balance sheet entities and such external risks. The Audit Committee, consisting of three independent directors, provides risk oversight as part of the company’s internal controls process and regularly reviews reports from management, external auditors and consultants on risk analysis and tests of the design and effectiveness of the company’s internal controls. The Board considered and has determined that risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the company. This determination was based on the limited nature of the company’s compensation program.

Meetings and Committees of the Board of Directors
The Board met four times during the year ended December 31, 2010 and acted by unanimous consent on one occasion. The Board has established an audit committee, a compensation committee, and a plan committee, but has no nominating committee. The Audit Committee of the Board met four times during 2010. During 2010, the Audit Committee consisted of Messrs. Peatman, Petit, and Napier (chair). In 2010, the Audit Committee appointed the company’s independent auditor, met with the independent auditor to review its report on the 2009 audit and the 2010 quarterly reviews, and carried out a number of other responsibilities, as outlined in the Audit Committee Charter.
All members of the Audit Committee currently meet the applicable independence and qualifications standards of the NYSE Amex. The Board has determined that Mr. Petit and Mr. Napier are financial experts as defined by the rules of the SEC, and are financially sophisticated as defined in the listing standards of NYSE Amex. The Board based this determination, in part, on Mr. Petit’s experience in actively supervising senior financial and accounting personnel and in overseeing the preparation of financial statements as the chief executive officer and chairman of publicly-traded companies. Mr. Napier’s experience includes serving on the audit committees of several large publicly traded companies as well as serving in executive positions and as the chairman of publicly traded companies.
The Board has a Compensation Committee consisting of the three independent directors, Messrs. Napier, Petit and Peatman. The Compensation Committee met once in 2010 to review and approve management compensation. The Compensation Committee reviews, makes recommendations and approves the appropriate compensation level for the officers of the company and any changes in the company’s various benefit plans covering executive officers or directors. The Compensation Committee does not have a charter. In performing its work, the Compensation Committee has not relied on compensation consultants. From time to time, the Compensation Committee has sought input from publicly available data compiled by executive officers of the company relating to compensation paid to executive officers and directors in similar size, publicly traded companies in the same geographic area as the company is located. The Compensation Committee has also solicited input from the CEO with respect to compensation of non-CEO executive officers.
The Plan Committee, which did not meet in 2010, is responsible for administering the 2003 Stock Incentive Plan including selecting individuals who will receive stock option grants and determining the timing, pricing and amounts of the options granted. The Plan Committee has the same members as the Compensation Committee.
In 2010, the directors attended all of the meetings of the Board of Directors and Committees of the Board on which they serve, except that Mr. Petit missed one meeting of the Board and Audit Committee.
The company does not currently have a standing nominating committee. Please see “Nominations Process” below for information regarding the company’s policies and procedures for director nominations.
Executive Officers
The following information is provided about our non-director executive officers as of March 31, 2011.

Name	Age	Position / Principal Occupation

J. William Goodhew, III	73	Vice President
Bonnie L. Herron	63	Vice President, Chief Financial Officer and Secretary
Francis A. Marks	77	Vice President
Mr. Goodhew joined the company in 1997 as Vice President. He was President of Peachtree Software, Inc. from 1985 through 1996. He is former Chairman of the Board of Navision Software A/S.
Mr. Marks joined the company in May 1982 as Vice President of Product Line Programs after 26 years with IBM Corporation in a variety of managerial and executive positions. He was appointed Vice President in 1983 and also serves as President of ChemFree Corporation, one of our wholly owned subsidiaries, to which he devotes substantially all of his attention.

Ms. Herron joined the company in 1982 as Director of Planning at one of our subsidiaries and subsequently at the corporate level. She was elected Corporate Secretary in 1987, Vice President in 1990, and Chief Financial Officer in 1999.
The Board of Directors elects the executive officers to serve until they are removed, replaced or resign.
Executive Compensation
Summary Compensation Table

				Other Annual
		Salary	Bonus	Compensation	Total
Name and Principal Position	Year	$	$	$	$
J. Leland Strange	2010	275,000	—	3,675	278,675
President & Chief Executive Officer	2009	258,077	—	1,428	259,505

Francis A. Marks	2010	150,000	49,500	—	199,500
Vice President	2009	136,154	33,971	—	170,125

Bonnie L. Herron	2010	155,000	20,000	2,325	177,325
Vice President, Chief Financial Officer & Secretary	2009	145,461	—	805	146,266
The table above sets forth information regarding compensation awarded to, earned by or paid to the company’s CEO and the company’s two most highly compensated executive officers other than the CEO (the “named executive officers”). None of the named executive officers has an employment agreement with the company and the company does not have any corporate non-equity incentive plans or nonqualified deferred compensation plans. From time to time, officers may be awarded bonuses to recognize achievement of corporate or subsidiary goals or other accomplishments. In 2010, Ms. Herron was awarded a bonus of $20,000 in recognition of her contribution to the company in a number of areas at the corporate and subsidiary levels. In 2010, Mr. Marks participated in a bonus plan at our ChemFree subsidiary for which he serves as its president. Based on the subsidiary’s achievement of revenue, earnings and new revenue program goals for 2010, Mr. Marks was awarded a bonus of $49,500, which was paid in the first quarter of 2011. During the two years ended December 31, 2010, the company did not make any stock awards or option awards to executives and did not reprice any previously issued stock options. All Other Annual Compensation shown above includes matching contributions by the company to the respective accounts of the executive officers pursuant to the terms of our Tax-Deferred Savings and Protection Plan (the “401(k) Plan”). Such amounts are fully vested. It is our policy to provide executives with the same benefits provided to all other employees with respect to medical, dental, life insurance and 401(k) plans.
Outstanding Equity Awards at Fiscal Year End

Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised
	Options (#)	Options (#)
Name	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date

J. Leland Strange	45,000	- 0 -	$1.51	03/04/2013
Francis A. Marks	- 0 -	- 0 -	NA	NA
Bonnie L. Herron	35,000	- 0 -	$1.51	03/04/2013
All stock options shown above were issued on March 3, 2003 and vested in one third increments on the first, second and third anniversaries of the grant date. There were no options granted to officers in the two years ended December 31, 2010. The company does not have any Stock Award Plans.
The company does not have any plans for executive officers that provide for the payment of retirement benefits.

Effective January 1, 1992, the company adopted the Change in Control Plan for Officers so that if control of the company changes in the future, management would be free to act on behalf of the company and its shareholders without undue concern for the possible loss of future compensation. A “change in control” means either: (i) the accumulation by an unrelated person of beneficial ownership of more than 25 percent of the company’s common stock, (ii) the sale of all or substantially all of the company’s assets to an unrelated person, in a merger or otherwise, or (iii) a change of control within the meaning of any rules promulgated by the Securities and Exchange Commission.
Under the Change in Control Plan, if the employment of an officer of the company terminates for any reason within 12 months after a change in control, the officer would receive a lump sum cash payment in an amount equal to twice the total of (i) such officer’s base annual salary at the time of termination, (ii) the cash value of annual benefits, and (iii) such officer’s bonus for the most recent year, if any. Additionally, upon a change in control, all options shall vest and the exercise period for all options becomes the longer of (i) one year after the date of termination or (ii) the exercise period specified in the officer’s option agreement. The right to such benefits would lapse one year after the occurrence of the last change in control event to occur if there were no actual termination during that period. The named executive officers have been designated by the Board as participants in the Change in Control Plan. No amounts have been accrued or paid to any executive officer pursuant to the Change in Control Plan and there is no arrangement presently that would result in a change in control.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table gives information as of December 31, 2010 about the company’s common stock that may be issued under the Non-Employee Directors’ Stock Option Plan (which expired in 2010) and the 2003 Stock Incentive Plan, which is proposed to be amended (see Proposal 2 below).

			(c) Number of securities
			remaining available for future
	(a) Number of securities to be	(b) Weighted-average	issuance under equity
	issued upon exercise of	exercise price of	compensation plans
	outstanding options, warrants	outstanding options,	(excluding securities
Plan category	and rights	warrants and rights	reflected in column (a))
Equity compensation plans approved by security holders[1]	80,000	$1.51	370,000
Equity compensation plans not approved by security holders[2]	114,000	$2.54	0

Total	194,000	$2.12	370,000

1.	Information pertains to the 2003 Stock Incentive Plan.

2.	Information pertains to the Non-Employee Directors’ Stock Option Plan adopted in 2000.
Director Compensation
The table below sets forth all compensation paid to non-executive directors in the year ended December 31, 2010. The company does not have a stock award plan or non-equity incentive plan for directors. The company has a Non-Employee Directors’ Stock Option Plan which has expired and is proposed to be replaced by a 2011 Non-Employee Directors’ Stock Option Plan. See Proposal 2 below.
Director Compensation

	Fees Earned or		All Other
	Paid in Cash	Option Awards[1]	Compensation	Total
Name	$	$	$	$
James V. Napier	16,000	1,760	—	17,760
John B. Peatman	16,000	1,760	—	17,760
Parker H. Petit	14,000	1,760	—	15,760

1.
In 2010, each director was awarded 4,000 stock options at fair market value on the date of grant pursuant to the terms of the Non-Employee Directors’ Stock Option Plan. The amount reported is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. At December 31, 2010, each non-executive director has an aggregate of 36,000 stock options outstanding, of which 30,000 are fully vested and exercisable.

All non-employee directors have the same compensation plan. Non-employee directors earn $8,000 per year plus a fee of $2,000 per meeting of the Board of Directors. There is no additional compensation for serving on a committee of the Board of Directors. Total cash compensation is capped at $16,000 annually. Effective January 1, 1992, the company adopted the Outside Directors’ Retirement Plan which provides for each non-employee director, upon resignation from the Board after reaching the age of 65, to receive a lump sum cash payment equal to $5,000 for each full year of service as a director of the company (and its predecessors and successors) up to $50,000. No amounts were paid to any director with respect to the Outside Directors’ Retirement Plan in 2010. At December 31, 2010 and 2009, we have accrued $150,000 for future payments under the Outside Directors’ Retirement Plan. Effective March 1, 2011, the company terminated the Outside Directors’ Retirement Plan and provided that the current outside directors would receive the retirement benefits to which they were entitled under the plan before it was terminated. Effective August 22, 2000, the company adopted a Non-Employee Directors’ Stock Option Plan which provided for an initial grant to each director of 5,000 options to purchase common stock of the company and annual grants of 4,000 options on the date of each subsequent Annual Meeting. Options were granted at fair market value on the date of grant. In 2010, each director received a grant of 4,000 options on May 27, 2010, the date of the Annual Meeting of Shareholders. The Non-Employee Directors’ Stock Option Plan has expired. The Board of Directors has adopted, subject to shareholder approval, a new plan, the terms of which are identical in all material respects to the old plan. See “Proposal 3 — Approval of the Intelligent Systems Corporation 2011 Non-Employee Directors’ Stock Option Plan” below.
Audit Committee Report
In March 2004, the Board of Directors amended the company’s Audit Committee Charter. The Audit Committee Charter, which is reviewed annually, includes organization and membership requirements, a statement of policy and the Committee’s authority and responsibilities.
Management is responsible for our company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. As outlined in more detail in the Audit Committee Charter, the Audit Committee’s responsibility is generally to approve all services provided by and compensation paid to the independent auditors; review the adequacy of the company’s internal and disclosure controls and risk management practices; review and monitor the annual audit of the financial statements including the financial statements produced and notes thereto; review SEC filings containing the company’s financial statements; regularly meet with the independent auditors and management in separate sessions; and authorize investigations into any matter within the scope of their responsibilities. During fiscal year 2010 and through March 15, 2011, among its other activities, the Audit Committee:
•	engaged the independent auditors and established their compensation;

•	reviewed and discussed with management and the independent auditors the audited financial statements of the company as of December 31, 2009 and 2010 and for the years then ended;

•	discussed with the independent auditors their reviews of the quarterly unaudited financial statements of the company for fiscal 2010;

•	discussed with the independent auditors the matters required to be discussed by PCAOB standards (SAS No.’s 61, 89 and 90); and

•
received from the independent auditors the written disclosures and written affirmation of their independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the firm’s independence.

Based upon the reviews and discussions summarized above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE
James V. Napier (Chair)
Parker H. Petit
John B. Peatman

Nominations Process
The Board has not appointed a standing nominating committee or adopted a formal nominating committee charter because the Board has determined that due to the size, make-up, independence, long tenure and low turnover of the current Board of Directors, there would be limited benefit to the company or its shareholders to do so. Currently, James V. Napier, Parker H. Petit and John B. Peatman, all of whom meet the applicable NYSE independence requirements, participate in the consideration of director nominees. Messrs. Napier, Petit and Peatman also nominate the officers of the company for election by the Board of Directors.
The Board has not previously formed a policy with respect to consideration of candidates nominated by shareholders since there have been no such nominations. However, it is the Board’s intent to consider any security holder nominees that may be properly and timely put forth in the future. The Board has not identified any specific, minimum qualifications or skills that it believes must be met by a nominee for director. The company does not have a specific policy with respect to diversity in identifying nominees for director. It is the intent of the Board to review from time to time the appropriate size of the Board and the appropriate skills and characteristics of directors in the context of the current make-up, background and experience of the Board and the requirements and needs of the company at a given time. Given the current composition, stability and size of the Board and the company and the fact that the director nominee is standing for re-election, the Board has not considered other candidates for election at the upcoming Annual Meeting of Shareholders. There is one vacancy on the Board at the present time due to the retirement of a director in 2003. The Board has not presently named a nominee for the vacant seat because it has decided that the size of the Board is appropriate at the present time, but it may do so in the future. Security holders wishing to nominate a candidate for consideration at the Annual Meeting of Shareholders in 2012 should submit the nominee’s name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination. Such nominations should be addressed to the Board in care of the Secretary of the company and be received no later than 120 days before the date of the Annual Meeting of Shareholders. The Board will evaluate any such nominees in a manner similar to that for all director nominees.
Communication Between Security Holders and the Board of Directors
Security holders wishing to communicate with members of the Board should send a letter to the Secretary of the company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board identified by the security holder or, if no individual director is identified, to all members of the Board of Directors. The company has not in the past required members of the Board to attend each Annual Meeting of Shareholders because the formal meetings have been attended by very few shareholders, and have generally been very brief and procedural in nature. One of the company’s directors attended the 2010 Annual Meeting of Shareholders. The Board will continue to monitor shareholder interest and attendance at future meetings and reevaluate this policy as appropriate.
PROPOSAL 2 — INCREASE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE TO INDIVIDUAL
PARTICIPANTS UNDER THE INTELLIGENT SYSTEMS CORPORATION 2003 STOCK INCENTIVE PLAN
In March 2003, the Board adopted the Intelligent Systems Corporation 2003 Stock Incentive Plan (the “2003 Incentive Plan”). As originally adopted, the 2003 Incentive Plan provided that the maximum number of shares of common stock issuable to any one participant under the 2003 Incentive Plan could not exceed 15% of the number of shares reserved for issuance thereunder. Originally, 450,000 shares were so reserved, so issuances to any one participant are limited to a total of 67,500 shares. During the first eight years of the term of the 2003 Incentive Plan, options covering the maximum number of shares per individual were granted to each of J. Leland Strange, Chairman of the Board, President, and Chief Executive Officer, and Bonnie L. Herron, Vice President, Chief Financial Officer, and Secretary. Of these options, 80,000 were issued in 2003 and 55,000 on March 1, 2011. See “Executive Officers — Outstanding Equity Awards at Fiscal Year End” above for information regarding the 2003 grants. The grants in March 2011 consisted of options covering 22,500 shares to Mr. Strange and 32,500 shares to Ms. Herron exercisable at $1.72 per share with a ten-year term. The Compensation Committee (the “Committee”) believes that the ability to issue additional options from time to time to members of senior management constitutes an important part of the company’s compensation arrangement. Accordingly, on March 1, 2011, the Committee approved an amendment to the 2003 Incentive Plan to increase the maximum number of shares issuable thereunder to any one participant during the term of the 2003 Incentive Plan from 15% (67,500 shares) to 25% (112,500) and directed that such amendment be submitted to shareholders for approval.

The rules of NYSE Amex require that this proposal be approved by the holders of a majority of the vote cast on this proposal. Because a vote to abstain would be a vote cast, an abstention would have the same effect as a vote AGAINST. However, because a broker non-vote does not result in a vote cast, a broker non-vote would have no effect on the outcome of the vote. Unless contrary instructions are given, the persons named as proxies will vote the shares represented by a signed proxy card FOR approval of this proposal.
Summary of the Plan
The following summary of the material provisions of the 2003 Incentive Plan is qualified, in its entirely, by reference to the full text of the plan (which is attached as Exhibit 10.2 to the company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2004) and the text of the First Amendment to the plan, which is attached hereto as Appendix A.
Awards
Awards granted under the 2003 Incentive Plan may be in the form of incentive stock options, nonqualified stock options, restricted stock awards, stock appreciation rights, and other stock-based awards.
Eligibility
All employees of the company, its subsidiaries, and affiliates, as well as non-employee directors and key consultants and advisors of the company or its subsidiaries or affiliates are eligible to be granted awards under the 2003 Incentive Plan. The Committee selects the persons to receive awards under the 2003 Incentive Plan. Approximately 234 employees and three non-employee directors are eligible to participate in the 2003 Incentive Plan. To date, grants have only been made to members of senior management and corporate-level employees. The company cannot presently determine the number of key consultants, advisors, or non-employee directors that may be eligible to participate in the future.
Administration
The Committee administers the 2003 Incentive Plan. The Committee determines the amount, type, and terms of any awards granted under the 2003 Incentive Plan, within limitations specified therein, which will be set forth in an award agreement.
Shares Reserved
Up to 450,000 shares of common stock are authorized for issuance under the 2003 Incentive Plan, subject to adjustments for stock splits, dividends, and other dilution events. At present, options covering 160,000 shares are outstanding. Shares of common stock underlying options, stock appreciation rights, or other stock-based awards that have expired or have been cashed out, exercised, or terminated without any payment being made in the form of common stock will be available for reissuance under the 2003 Incentive Plan.
Stock-Based Awards
The 2003 Incentive Plan permits the company to grant incentive stock options, which qualify for special tax treatment, and nonqualified stock options, as well as restricted stock awards, stock appreciation rights, and other stock-based awards. Stock appreciation rights may be granted either singly or in combination with underlying stock options. The exercise price for incentive stock options cannot be less than the fair market value of a share of common stock on the date of grant, as determined under the 2003 Incentive Plan. Further, an incentive stock option must comply with all of the other requirements of the Internal Revenue Code and the 2003 Incentive Plan with respect to incentive stock options.
Restricted Stock
Under the 2003 Incentive Plan, the company may award shares of restricted common stock. Each award agreement will set forth conditions that must be satisfied before the restricted stock vests and becomes transferable. For example, restricted stock awards may be forfeited to the extent that the award did not vest before the recipient’s employment terminated. Except as specified in the 2003 Incentive Plan and at the time of grant, holders of restricted stock will have voting rights and the right to receive dividends on such stock.

Effect of Change in Control
The 2003 Incentive Plan provides that in certain circumstances, a “change in control” (as defined in the 2003 Incentive Plan) may be deemed to occur. In the event of a change in control, all stock options and stock appreciation rights will become immediately exercisable, the restrictions applicable to outstanding restricted stock and other stock-based awards will immediately lapse, and (unless otherwise determined by the Committee at or after the grant of the award) the value of outstanding stock options, stock appreciation rights, restricted stock, and other stock-based awards will be cashed out on the basis of the maximum price paid for any shares of stock acquired as part of the change in control.
Amendment and Termination
The 2003 Incentive Plan may be terminated by the Board at any time, and it may be amended by the Committee or the Board, in each case without shareholder approval, unless shareholder approval would be required under applicable law or stock exchange rules to effect such amendment. Except as set forth in an award agreement, no termination or amendment of the 2003 Incentive Plan may materially and adversely affect any outstanding awards without the recipient’s consent.
Non-Transferability of Awards
Except as permitted by an award agreement, awards shall not be transferable or assignable other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the recipient only by him or her.
Federal Income Tax Consequences
The following is a brief summary of the U.S. Federal income tax consequences generally associated with awards under the 2003 Incentive Plan. The following summary is for general information only, and interested parties should consult their own advisors as to specific tax consequences applicable to them, including the application and effect of foreign, state and local tax laws. This summary does not address the tax consequences of the receipt or exercise of any award by a person who is not an employee of the company.
Nonqualified Stock Options
Nonqualified stock options granted under the 2003 Incentive Plan will not be taxable to an employee on the date of grant but generally will result in taxation when exercised. At that time, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise over the option price paid for the stock. The company will be entitled to a corresponding deduction when the employee must recognize the income and in the amount of the income recognized.
Incentive Stock Options
An employee will not recognize income upon the grant of an incentive stock option. An employee also generally will not recognize income upon exercise of an incentive stock option provided that he had been an employee of the company or its subsidiaries at all times from the date of grant of the incentive stock option until three months before exercise of the incentive stock option (or one year, in the case of an exercise after becoming disabled). The amount by which the fair market value of the stock at exercise exceeds the exercise price, however, is an adjustment in computing the employee’s alternative minimum tax in the year of exercise. If the employee holds the shares of common stock acquired upon exercise of an incentive stock option at least until the first anniversary of the date of exercise or, if later, the second anniversary of the date of grant of the incentive stock option, upon disposition of the shares the employee will have long-term capital gain equal to the excess of the amount realized upon the disposition over the amount paid for the shares. If the employee holds the shares for this period, the company will not be entitled to a deduction with respect to the incentive stock option.

If an employee disposes of shares acquired upon exercise of an incentive stock option before the expiration of the holding period described above, the employee is considered to have engaged in a “disqualifying disposition,” as a consequence of which the employee will generally recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the lesser of the amount realized upon disposition of the shares and the fair market value of the shares on the date of exercise over the exercise price paid for the shares. If the amount realized upon disposition is greater than the fair market value of the shares on the date of exercise, the difference will be taxable to the employee as capital gain. The company will be entitled to a deduction in the year of the disqualifying disposition in an amount equal to the amount of ordinary income recognized as a result of the disqualifying disposition.
Stock Appreciation Rights
The grant of a stock appreciation right does not result in taxable income to an employee. Instead, upon exercise, the employee recognizes ordinary income equal to the amount of cash or the fair market value of any shares of common stock the employee receives. The company will be entitled to a corresponding deduction.
Restricted Stock
The recognition of income for federal tax purposes relating to an award of restricted stock depends on the restrictions imposed on the shares. Generally, taxation occurs in the first taxable year in which the shares cease to be subject to a substantial risk of forfeiture. When the restrictions lapse, the employee will recognize taxable income equal to the excess of the fair market value of the stock at that time over the amount, if any, paid for the stock. The employee may, however, make an election to include in income when the shares are first transferred to him an amount equal to the excess of the fair market value of the stock at that time over the amount, if any, paid for the stock. The company is generally entitled to a deduction corresponding to the employee’s income inclusion.
Other Stock-Based Awards
Any cash payments or the fair market value of any common stock or other property an employee receives in connection with other stock-based awards will be taxable as ordinary income to the employee in the year received. The company will generally be entitled to a corresponding deduction.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE TO INDIVIDUAL PARTICIPANTS UNDER THE 2003 STOCK INCENTIVE PLAN.
PROPOSAL 3 — APPROVAL OF THE INTELLIGENT SYSTEMS CORPORATION
2011 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN
2011 Directors’ Plan and Vote Required
In August 2010, the company’s Non-Employee Directors’ Stock Option Plan, which had a ten-year term, expired. The Board believes that it is in the best interest of the company and its shareholders to provide those directors who are not employees of the company with additional incentives to promote the success of the company, to increase their proprietary interest in the company, and to encourage them to remain on the Board. Accordingly, the Board has adopted the 2011 Non-Employee Directors’ Stock Option Plan (the “2011 Directors’ Plan”) and directed that it be submitted to the shareholders for approval. The rules of NYSE Amex require that this proposal be approved by the holders of a majority of the votes cast on this proposal. Because a vote to abstain on this proposal would be a vote cast, an abstention would have the same effect as a vote AGAINST the proposal. However, because a broker non-vote does not result in a vote cast, a broker non-vote would have no effect on the outcome of the vote.

Summary of the Plan
The following summary of the 2011 Directors’ Plan is qualified in its entirety by reference to the text of the plan which is attached as Appendix B to this proxy statement. The terms of the 2011 Directors’ Plan are identical in all material respects to the expired plan.
Participants and Awards
The participants in the plan will be those directors who are not employees of the company or any of its subsidiaries. At present, J. Leland Strange is the only director employed by the company. Each non-employee director initially elected to the Board after the date of adoption of the 2011 Directors’ Plan will receive an option to purchase 5,000 shares of common stock. Directors in office at the time of adoption of the 2011 Directors’ Plan will not receive this award. In addition, annually each non-employee director in office immediately following the annual meeting of shareholders will receive an option to purchase 4,000 shares of common stock. No other options may be granted under the 2011 Directors’ Plan. The number of shares subject to options granted under the 2011 Directors’ Plan will be adjusted proportionately to reflect any stock split, stock dividend, or share combination of the common stock or any recapitalization of the company.
Options
The exercise price of options granted under the 2011 Directors’ Plan will equal the fair market value on the date of grant of the shares subject to the option. Fair market value means the closing sales price of the common stock on the principal exchange on which the shares are then traded or, in the absence thereof, the mean of the last reported bid and asked quotations.
The options will become exercisable with respect to one half of the shares covered thereby on the first anniversary of the date of grant and one half on the second anniversary. If a non-employee director becomes an employee or ceases to be a director, all options not then exercisable shall terminate; however, all options then exercisable shall remain so for the remainder of their term. Upon a change in control of the company (as defined in the 2011 Directors’ Plan), all options not yet exercisable shall accelerate and become immediately exercisable.
The term of each option shall be established by the Board at the time of grant, but shall not exceed ten years.
An option is not transferable except by will or the laws of descent and distribution; however, an option held by a director who becomes permanently disabled may be exercised by the director’s personal representative to the extent exercisable at the time of disability.
Exercise of Options
Payment in full for the shares being acquired upon exercise of an option must be made at the time of exercise. In lieu of cash, a director may pay the exercise price by cancelling options that represent a value equal to the exercise price of the options being exercised.
Maximum Number of Shares
No more than 200,000 shares of common stock may be issued pursuant to the 2011 Directors’ Plan.
Amendment
The 2011 Directors’ Plan may be amended by the Board; provided, however, that any material amendment must be approved by the shareholders prior to becoming effective.
Term
The 2011 Directors’ Plan will become effective upon approval of the shareholders and, unless terminated earlier by the Board, will expire ten years thereafter.

Federal Income Tax Consequences
All options granted under the 2011 Directors’ Plan will be nonqualified options. Under present Federal tax laws, there will be no Federal income tax consequences to either the company or the director upon the grant of an option under the 2011 Directors’ Plan. The director will realize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value at the time of exercise of the common stock acquired over the option price, and the company will receive a corresponding deduction. The gain or loss, if any, realized by the director upon a subsequent disposition of such common stock will constitute short- or long-term capital gain or loss, depending on the director’s holding period.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2011 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN.
CODE OF ETHICS
The company has adopted a Code of Ethics that applies to all directors, officers, and employees. The Code of Ethics is posted on our website at www.intelsys.com. The company discloses on its website, within the time required by the rules of the SEC, any waivers of, or amendments to, the Code of Ethics for the benefit of an executive officer.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require our executive officers and directors and persons who own more than ten percent of our common stock, as well as certain affiliates of these persons, to file initial reports of ownership of our common stock and changes in such ownership with the Securities and Exchange Commission. The Securities and Exchange Commission also requires executive officers, directors and persons owning more than ten percent of our common stock to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 2010, the executive officers, directors, and persons owning more than ten percent of our common stock and affiliates of these persons have complied with all applicable filing requirements in a timely manner.
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Habif, Arogeti, & Wynne, LLP (“HAW”) acted as our independent registered public accounting firm for the fiscal years ended December 31, 2009 and 2010. We expect that representatives of HAW will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Audit Committee has not yet selected auditors for the year-end audit for the fiscal year 2011 because historically this decision is made in the second half of the year. The following is a summary of fees and expenses billed to the company by HAW for services during 2009 and 2010:
Audit Fees — We were billed aggregate fees of $132,920 and $143,000 for review and audit services by HAW in the year ended December 31, 2009 and 2010, respectively.
Audit-Related Fees — These fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our Financial Statements and are not reported under “Audit Fees”. In the year ended December 31, 2009, we were billed $29,000 for such services. We did not incur fees for any such services in 2010.
Fees for Tax Services — We did not incur any fees for tax services by our independent auditors during the two years ended December 31, 2010.
All Other Fees — We did not incur any fees for other services by our independent auditors during the two years ended December 31, 2010.
It is the policy of the Audit Committee to approve in advance, either verbally or in writing, all audit services and permitted non-audit services provided to the company by the independent accountants. All such services were pre-approved by the Audit Committee in the two years ended December 31, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The lease on our headquarters and primary facility at 4355 Shackleford Road, Norcross, Georgia is held by ISC Properties, LLC, an entity controlled by our Chairman and Chief Executive Officer, J. Leland Strange. Mr. Strange holds a 100% ownership interest in ISC Properties, LLC. In each of the years ended December 31, 2009 and 2010, we paid $465,000 in rent to ISC Properties, LLC, which is considered market rate.
SHAREHOLDERS’ PROPOSALS FOR ANNUAL MEETING IN 2012
Shareholders who wish to submit a proposal for inclusion in our proxy statement for the 2012 Annual Meeting of Shareholders must submit such proposals so that they are received by the company no later than December 17, 2011. Such proposals must comply with Exchange Act Rule 14a-8 and all other applicable proxy rules and requirements contained in our Bylaws relating to shareholder proposals to be included in our proxy materials. Shareholders intending to present proposals at the Annual Meeting of Shareholders in 2012 but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 should submit these proposals to the Secretary of the company by certified mail, return receipt requested, at our offices in Norcross, Georgia on or before December 17, 2011. Our bylaws contain an advance notice provision that states that, among other things, in order for business to be brought properly before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice of the business in writing to the Secretary of the company. To be timely under the Bylaws, a shareholder’s notice must be received at our principal offices by December 17, 2011.
OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
The Board is not aware of any matter other than those stated above that are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, the persons named in the enclosed form of proxy intend to vote the proxy in accordance with their judgment of what is in the best interest of the company.
ADDITIONAL INFORMATION
Any record or beneficial owner of our common stock as of April 8, 2011 may request a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2010, including financial statements and schedules. Shareholders may also view and download a free copy of our Annual Report on Form 10-K from our web site at www.intelsys.com. Any request for the Form 10-K should be in writing addressed to: Bonnie L. Herron, Intelligent Systems Corporation, 4355 Shackleford Road, Norcross, Georgia 30093. We will provide copies of any exhibits to the Form 10-K upon request and upon the payment of our reasonable expenses in furnishing such exhibits.
IMPORTANT NOTICE CONCERNING THE AVAILABLITY OF PROXY MATERIALS
This Proxy Statement and our Annual Report to Shareholders are available at https://materials.proxyvote.com/45816D

Appendix A
FIRST AMENDMENT TO INTELLIGENT SYSTEMS CORPORATION
2003 STOCK INCENTIVE PLAN
The Intelligent Systems Corporation 2003 Stock Incentive Plan is hereby amended by replacing the first sentence of Article V(b) with the following sentence:
“The total number of shares of Restricted Stock and other shares of Common Stock subject to or underlying Stock Options, SARs and Other Stock-Based Awards awarded to any participant during the term of this Plan shall not exceed 25% of the shares of Common Stock originally reserved for distribution pursuant to the Plan.”

Appendix B
2011 INTELLIGENT SYSTEMS CORPORATION NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN
1. Purpose. The purpose of the Intelligent Systems Corporation 2011 Non-Employee Directors’ Stock Option Plan (the “Plan”) is to advance the interests of Intelligent Systems Corporation (the “Company”), a Georgia corporation, and its shareholders by providing members of the Company’s Board of Directors (the “Board”) who are not employees of the Company or any of its subsidiaries with additional incentives to promote the success of the Company, to increase their proprietary interest in the success of the Company, and to encourage them to remain on its Board.
2. Administration. This Plan shall be administered by the Board or a committee appointed by it for the purpose of administering the Plan (the Board or such committee, as the case may be, in such administrative capacity being hereinafter referred to as the “Administrator”). The Administrator shall have all the powers vested in it by the terms of the Plan, which include the authority (within the limitations described herein) to prescribe the form of the agreements embodying the awards of the non-qualified stock options (the “Options”). The Administrator, subject to the provisions of the Plan, shall grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Administrator in the administration of the Plan, as described herein, shall be final and conclusive. The Administrator may act only by a majority of its members in office, except that the members of the Administrator may authorize any one or more of their number or the Secretary or any other executive officer of the Company to execute and deliver documents on behalf of the Administrator.
3. Participation. Each member of the Board of the Company who is not an employee of the Company or any of its subsidiaries (a “Non-Employee Director”) shall receive Options in accordance with Paragraph 5 below. As used herein, the term “subsidiary” means any corporation at least 50% of whose outstanding voting stock is owned, directly or indirectly, by the Company.
4. Awards Under the Plan.
(a) Type of Awards. Awards under the Plan shall include only Options, which are rights to purchase shares of the common stock of the Company having a par value of $.01 per share (the “Shares”). All Options are subject to the terms, conditions, and restrictions specified in this Plan.
(b) Maximum Number of Shares That May be Issued. No more than 200,000 Shares, subject to adjustment as provided in Paragraph 6 below, may be issued under the Plan pursuant to the exercise of Options.
(c) Rights with Respect to Shares. A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director’s rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such Shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions, or other rights (whether ordinary or extraordinary, and whether in cash, securities, or other property) for which the record date is prior to the date such stock certificate is issued.
5. Non-qualified Stock Options. All Options shall be non-qualified. Each Option shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall be subject to the following terms and conditions:
(a) The Option exercise price shall be the fair market value of the Shares subject to such Option on the date the Option is granted. The fair market value per Share on any date shall mean the closing sales price, regular way, or in the absence thereof, the mean of the last reported bid and asked quotations, on the date of grant.
(b) Any Non-Employee Director initially elected to the Board subsequent to the adoption of the Plan shall receive an Option for 5,000 Shares upon his election to the Board. Beginning on the date of the adoption of this Plan, on the date of the Annual Meeting of Shareholders each year thereafter during the life of this Plan, each Non-Employee Director then serving, shall receive an Option for 4,000 Shares. Such Options shall be subject to the terms, conditions and restrictions specified in this Plan.

(c) An Option shall not be transferable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended.
(d) All Options shall have a term not to exceed ten (10) years and shall become cumulatively exercisable as to 50 percent of the shares covered thereby on each of the first and second anniversaries of the date of grant, so that on and after the second anniversary the Option shall be exercisable (to the extent not theretofore exercised) as to all of the Shares covered thereby. If an Option becomes exercisable on any such anniversary as to other than a whole number of Shares, such number shall be rounded down to the nearest whole number.
(e) An Option shall not be exercisable unless payment in full is made for the Shares being acquired thereunder at the time of exercise, such payment to be made in United States Dollars by cash or check. It is expressly acknowledged, however, that to the extent permitted by Section 16 of the Securities Exchange Act of 1934 (“Section 16”) “Cashless” exercises are permitted under this Plan.
(f) Subject to Subparagraph 5(g) with respect to a Change of Control (as hereinafter defined), if a participant ceases to be a Non-Employee Director, the Non-Employee Director shall continue to have the right to exercise any Options for Shares that were exercisable at the time the Non-Employee Director ceased being a Non-Employee Director. All Options that were not exercisable at the time the Non-Employee Director ceased being a Non-Employee Director, shall be cancelled and of no further force or effect.
(g) Notwithstanding any other contrary provision of this Plan, any outstanding Option which has not by its terms expired shall become exercisable in full in the event of a Change in Control. For purposes of this paragraph (g), a Change in Control shall mean:
(i) The accumulation by an unrelated person of beneficial ownership of more than 25% of the Company’s stock; or
(ii) The sale, or agreement to sell, all or substantially all of the Company’s assets to an unrelated person, in a merger or otherwise; or
(iii) A change in control within the meaning of the SEC rules (control means “the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract, or otherwise”).
6. Capital Adjustments. The number and price of Shares covered by each Option and the total number of Shares that may be optioned and sold under the Plan shall be proportionately adjusted to reflect any stock dividend, stock split, or share combination of the common stock or any recapitalization of the Company. In the event of any merger, consolidation, reorganization, liquidation, or dissolution of the Company, or any exchange of Shares involving the common stock, any Option granted under the Plan shall automatically be deemed to pertain to the securities and other property to which a holder of the number of Shares covered by the Option would have been entitled to receive in connection with any such event. The Administrator shall have the sole discretion to make all interpretations and determinations required under this paragraph to the extent it deems equitable and appropriate.
The Company, during the term of the Options granted hereunder, shall at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of Shares of common stock as shall be sufficient to satisfy the requirements of the Options granted under the Plan. If, in the opinion of its counsel, the issuance or sale of any Shares of its stock hereunder shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any such Shares.
7. Death or Total Disability. If any person to whom an Option has been granted shall die or become totally disabled while holding an Option that has not been fully exercised, his executors, administrators, heirs, personal representatives, or distributees, as the case may be, may, at any time until the expiration of the term of the Option, exercise the Option to the extent it was exercisable at the date of such participant’s death or total disability. All Options that were not exercisable at the date of such participant’s death or total disability shall be cancelled and of no further force and effect.

8. Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Company’s written approval) or paid by him in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Company based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit, or proceeding against him, he shall in writing give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify him or hold him harmless. Each member of the Board and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board or an officer or employee of the Company be held liable for any determination made or other action taken or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken or any omission to act, when any such determination, action, or omission is made in good faith.
9. Miscellaneous Provisions.
(a) No Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving a Non-Employee Director any right to be retained in the service of the Company.
(b) A participant’s rights and interests under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.
(c) No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, and other securities laws.
(d) The Shares issued hereunder may not be sold except in full compliance with Section 16 and all other applicable federal, state and other securities laws. In particular, but without limiting the foregoing, no Shares received pursuant to an exercise of an Option may be sold within 6 months of a purchase that is subject to the liability provisions of Section 16.
(e) It shall be a condition to the obligation of the Company to issue Shares upon exercise of an Option that the participant (or any beneficiary or person entitled to act under paragraph 7 above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local, or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares.
(f) The expenses of administration of the Plan shall be borne by the Company.
(g) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to ensure the issuance of Shares upon exercise of any Option under the Plan and issuance of Shares upon exercise of Options shall be subordinate to the claims of the Company’s general creditors.
(h) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Administrator.

(i) The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Options hereunder or any Shares issued pursuant hereto as may be required by the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, or any other applicable statute, rule, or regulation (excluding reports pursuant to Section 16, which shall be the sole responsibility of a Non-Employee Director who receives or exercises an Option).
10. Amendment. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that any amendment that is required by the rules of any exchange on which the Shares are listed to be approved by the shareholders of the Company must be so approved before it becomes effective. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant’s written consent.
11. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:
(a) upon the adoption of a resolution of the Board terminating the Plan; or
(b) ten years from the date the Plan is initially approved and adopted by the Board.
No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her consent, under any Option theretofore granted under the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF
INTELLIGENT SYSTEMS CORPORATION
May 26, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://materials.proxyvote.com/45816d
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along line and mail in the envelope provided. ê
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE, “FOR” THE APPROVAL OF THE AMENDMENT TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE TO INDIVIDUAL PARTICIPANTS UNDER THE 2003 STOCK INCENTIVE PLAN AND “FOR” APPROVAL OF THE 2011 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.		Election of One Director:	This proxy will be voted as directed. If no instructions are specified, the proxy will be voted “FOR” Proposals 1, 2 and 3.
	☐	For the nominee - Parker H. Petit
	☐	Withhold authority for the nominee

2.		Approval of amendment to increase the maximum number of shares available for issuance to individual participants under the 2003 Stock Incentive Plan

	☐	For
	☐	Against
	☐	Abstain

3.		Approval of 2011 Non-Employee Directors’ Stock Option Plan

	☐	For
	☐	Against
	☐	Abstain

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                                                                                     ☐

Signature of Stockholder	Date	Signature of Stockholder	Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

INTELLIGENT SYSTEMS CORPORATION
PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
The undersigned, a stockholder of common stock, $.01 par value (the “Common Stock”) of Intelligent Systems Corporation, a Georgia corporation (the “Company”) hereby appoints J. Leland Strange and Bonnie L. Herron, and each of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of the Company to be held on May 26, 2011 at 4:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as of the record date, April 8, 2011 as directed on the reverse, and in their discretion, upon such other matters as may come before the meeting.
(To be Signed on Reverse Side)
 SEE REVERSE
SIDE
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